PROMISSORY NOTE
                                 ---------------

                                                                  March 31, 1998


         FOR VALUE RECEIVED, the undersigned ("Borrower") hereby promises to pay to the order of ENVIROSOURCE, INC., a Delaware corporation ("Lender"), at its office at 1155 Business Center Drive, Horsham, PA 19044, or such other place as may be designated to Borrower by Lender in writing, in lawful money of the United States of America, the principal amount of $131,432.00 on the earlier to occur of (i) March 31, 1999 and (ii) thirty (30) days after termination of Borrower's employment with Lender (the "Maturity Date"). The principal amount of this Note from time to time outstanding shall bear interest at the rate of six percent (6%) per annum. Interest shall begin to accrue from and including the date first above written. All accrued and unpaid interest shall be due and payable on the Maturity Date in like money at the above-described office. The principal amount hereof may be prepaid in whole or in part from time to time without premium or penalty; provide that accrued and unpaid interest on the principal amount being prepaid shall be paid at the time of such pre-payment.

         If Borrower dies while in the employ of Lender, then this Note shall automatically be deemed to be prepaid in full and all the indebtedness represented hereby shall be forgiven.

         If any payment on this Note becomes due and payable on a Saturday or other day on which commercial banks in New York City are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day and, with respect to payment of principal, interest thereon shall be payable at the rate provided above during such extension.

         This Note shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania.




                                                               /s/Aarne Anderson
                                                               -----------------

                                 PROMISSORY NOTE
                                 ---------------

                                                                  March 31, 1998


         FOR VALUE RECEIVED, the undersigned ("Borrower") hereby promises to pay to the order of ENVIROSOURCE, INC., a Delaware corporation ("Lender"), at its office at 1155 Business Center Drive, Horsham, PA 19044, or such other place as may be designated to Borrower by Lender in writing, in lawful money of the United States of America, the principal amount of $200,754.00 on the earlier to occur of (i) March 31, 1999 and (ii) thirty (30) days after termination of Borrower's employment with Lender (the "Maturity Date"). The principal amount of this Note from time to time outstanding shall bear interest at the rate of six percent (6%) per annum. Interest shall begin to accrue from and including the date first above written. All accrued and unpaid interest shall be due and payable on the Maturity Date in like money at the above-described office. The principal amount hereof may be prepaid in whole or in part from time to time without premium or penalty; provide that accrued and unpaid interest on the principal amount being prepaid shall be paid at the time of such pre-payment.

         If Borrower dies while in the employ of Lender, then this Note shall automatically be deemed to be prepaid in full and all the indebtedness represented hereby shall be forgiven.

         If any payment on this Note becomes due and payable on a Saturday or other day on which commercial banks in New York City are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day and, with respect to payment of principal, interest thereon shall be payable at the rate provided above during such extension.

         This Note shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania.




                                                            /s/George E. Fuehrer
                                                            --------------------

                                 PROMISSORY NOTE

                                                                  March 31, 1998


         FOR VALUE RECEIVED, the undersigned ("Borrower") hereby promises to pay to the order of ENVIROSOURCE, INC., a Delaware corporation ("Lender"), at its office at 1155 Business Center Drive, Horsham, PA 19044, or such other place as may be designated to Borrower by Lender in writing, in lawful money of the United States of America, the principal amount of $511,123.00 on the earlier to occur of (i) March 31, 1999 and (ii) thirty (30) days after termination of Borrower's employment with Lender (the "Maturity Date"). The principal amount of this Note from time to time outstanding shall bear interest at the rate of six percent (6%) per annum. Interest shall begin to accrue from and including the date first above written. All accrued and unpaid interest shall be due and payable on the Maturity Date in like money at the above-described office. The principal amount hereof may be prepaid in whole or in part from time to time without premium or penalty; provide that accrued and unpaid interest on the principal amount being prepaid shall be paid at the time of such pre-payment.

         If Borrower dies while in the employ of Lender, then this Note shall automatically be deemed to be prepaid in full and all the indebtedness represented hereby shall be forgiven.

         If any payment on this Note becomes due and payable on a Saturday or other day on which commercial banks in New York City are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day and, with respect to payment of principal, interest thereon shall be payable at the rate provided above during such extension.

         This Note shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania.




                                                       /s/Louis A. Guzzetti, Jr.
                                                       -------------------------